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                                                                     EXHIBIT 1.1



                            NTN COMMUNICATIONS, INC.
                             UNDERWRITING AGREEMENT

                        2,000,000 Shares of Common Stock
                           (Par Value $.005 Per Share)


                               New York, New York
                                 April 14, 2000


Starr Securities, Inc.
60 Broad Street
New York, New York   10004

GunnAllen Financial, Inc.
1715 Westshore Blvd - Suite 775
Tampa, Florida 33607

Dear Sirs:

                  NTN Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Starr Securities, Inc. ("Starr Securities") and GunnAllen Financial, Inc. ("GunnAllen" and collectively with Starr, the "Underwriters", unless the context is otherwise) pursuant to this Underwriting Agreement (the "Agreement") an aggregate of 2,000,000 shares (the "Shares") of Common Stock of the Company, par value .005 per share (the "Common Stock"). It is understood that the Underwriters propose to offer the Shares to be purchased hereunder to the public upon the terms and conditions set forth herein and as described in the Registration Statement and the Prospectus (as such terms are hereinafter defined). The Company will also issue and sell to GunnAllen, for its own account and the accounts of its designees for an aggregate price of $48.00, warrants (the "Underwriters' Warrants") to purchase up to an aggregate of 48,000 shares of Common Stock (the "Warrant Shares") at an exercise price of $3.75 per share, which sale will be consummated in accordance with the terms and conditions of the form of Underwriters' Warrant substantially in the form of Exhibit A to this Agreement.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriters:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity in all material respects with the provisions of the Securities Act of 1933, as amended, and the rules and regulations (the "Rules and Regulations") of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-33078) under the Act (the "Registration Statement"), including a prospectus relating to the Shares; and an amendment thereto has been filed



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                           with the Commission, and such amendment has been
                           similarly prepared. Such registration statement and such amendment have become effective under the Act. The Company also has filed, or proposes to file, with the Commission pursuant to Rule 424(b) under the Act, a prospectus supplement relating to the offering of the Shares pursuant to Rule 415 of the Act.

                  The term "Registration Statement" as used in this Agreement means the Registration Statement (including all financial schedules and exhibits), as amended at the time it became effective, as supplemented or amended prior to the execution of this Agreement. The term "Prospectus" as used in this Agreement means the prospectus in the form first used to confirm sales of Shares (the "Base Prospectus") together with the prospectus supplement relating to the offering of the Shares under Rule 415 of the Act dated the date hereof in the form first filed with the Commission on or after the date hereof (the "Prospectus Supplement"). The term "Prepricing Prospectus Supplement" as used in this Agreement means the Base Prospectus together with any prospectus supplement subject to completion included in the Registration Statement as filed with the Commission pursuant to Rule 424(b) under the Act; and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Prepricing Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, such Prepricing Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any Prepricing Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, any Prepricing Prospectus Supplement, the Prospectus, or any amendment or supplement thereto.

                  (b) Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued an order preventing or suspending the use of any Prospectus, nor has the Commission or any such authority instituted or, to the best of the Company's knowledge, threatened to institute any proceedings with respect to such an order.

                  (c) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act, and the standards for such form prior to October 21, 1992. The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or



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                           omissions from the Registration Statement or the
                           Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by or on behalf of the Underwriters expressly for use therein.

                  (d) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (e) The Company has been duly incorporated and is now, and at the Closing Date will be, validly existing and in good standing as a corporation under the laws of the State of Delaware, and has (i) an authorized and outstanding capitalization and indebtedness as set forth in the Registration Statement and the Prospectus at the respective dates referred to therein, and (ii) full corporate power and authority to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in, or contemplated by, the Registration Statement and the Prospectus, and to execute, deliver and perform this Agreement and the Underwriters' Warrant Agreement and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and its Subsidiaries (as defined below), taken as a whole.

                  (f) All of the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Schedule I attached hereto. Except for its interests in the Subsidiaries, the Company does not own, directly or indirectly, any capital stock of or other equity interest in any corporation, partnership or other legal entity whatsoever. Each Subsidiary is a corporation, general partnership, limited partnership, or limited liability company, as the case may be, duly organized, validly existing


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                           and in good standing in the jurisdiction of its
                           incorporation or organization, with full corporate, partnership or limited liability company power and authority to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in, or contemplated by, the Registration Statement and the Prospectus. Each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and the Subsidiaries taken as a whole. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable. All of the interests owned or held by the Company, directly or indirectly, in each of the Subsidiaries are free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except for such as would not have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and the Subsidiaries taken as a whole.

                  (g) Each of the Company and the Subsidiaries holds, or will hold by the Closing Date, all licenses, certificates and permits from state, federal or other regulatory authorities which are material for the conduct of its business as presently conducted and as described in the Registration Statement and the Prospectus, and is in material compliance with all laws and regulations and all orders and decrees applicable to it or to such business or assets, and there are no proceedings pending or, to the knowledge of the Company, threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

                  (h) The financial statements of the Company, including the related schedules and notes included or incorporated by reference into the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement as of the dates thereof and for the respective periods indicated therein. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated in the Registration Statement and the Prospectus, and all adjustments necessary for a fair presentation of results for such periods have been made. The other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are presented fairly and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the Company and the Subsidiaries.


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                  (i)      The accounting firm of KPMG LLP, which has certified
                           the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants within the meaning of the Act and the Rules and Regulations.

                  (j) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has (i) incurred any material liability or obligation, direct or contingent, or entered into any material transactions not in the ordinary course of business; (ii) sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty (whether or not such loss is insured against), or from any labor dispute or court or governmental action, order or decree; or (iii) paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities. Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), and subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there have not been any changes in the capital stock or any material increase in the long-term debt or other securities of the Company or any of the Subsidiaries or any material adverse change in the financial condition, business, operations, income, net worth or properties of the Company and its Subsidiaries taken as a whole.

                  (k) This Agreement and compliance by the Company with the terms hereof have been duly and validly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally,
                           (ii) the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought, and (iii) rights to indemnity and contribution hereunder may be limited by federal or state securities laws. The Underwriters' Warrant and compliance by the Company with the terms thereof have been duly and validly authorized by all necessary corporate action and, upon execution and delivery thereof, the Underwriters' Warrant will be duly executed and delivered by the Company and will constitute the valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of


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                           the court before which any proceeding therefor may be
                           brought. The Company is not presently in violation of or in default under this Agreement or the Underwriters' Warrant Agreement and the execution, delivery and performance by the Company of this Agreement and the Underwriters' Warrant Agreement and the consummation of the transactions herein and therein contemplated, will not, with or without the giving of notice or the lapse of time or both, (i) result in a breach of or constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws, each as amended, of the Company or any of the Subsidiaries;
                           (ii) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or the creation or imposition of any lien, security interest, charge or encumbrance upon any property or asset of the Company or any of the Subsidiaries pursuant to any material note, indenture, mortgage, deed of trust, contract, commitment or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties or assets may be bound or affected; (iii) violate any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or businesses; or (iv) have any effect on any permit, certification, registration, approval, consent, order, license, franchise or other authorization (collectively, the "Permits") necessary for the Company or any of the Subsidiaries to own or lease and operate its properties and to conduct its business as presently conducted or the ability to make use thereof.

                  (l) To the Company's knowledge, no Permits of any government or governmental instrumentality, agency, body or court other than under the Act, the blue sky or securities laws of any state or the rules of the National Association of Securities Dealers, Inc. ("NASD") (regarding approval of underwriting compensation) and The American Stock Exchange LLC ("AMEX") (regarding listing of the Common Stock) are required (i) for the valid authorization, issuance, sale and delivery of the Shares to the Underwriters, and (ii) the consummation by the Company of the transactions contemplated by this Agreement or the Underwriters' Warrant Agreement.

                  (m) Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement thereto), (i) there is neither pending nor, to the best of knowledge of the Company, threatened, against the Company or any of the Subsidiaries any claim, action, suit, or proceeding at law or in equity, arbitration (or circumstances known to the Company that may give rise to the same), investigation or inquiry to which the Company or any of the Subsidiaries or any of their respective officers, directors or shareholders is a party or involving the Company's or any of the Subsidiaries' properties or businesses before or by any court, arbitration tribunal or governmental instrumentality, agency, or body, which, if determined adversely to the


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                           Company or any of the Subsidiaries, would
                           individually or in the aggregate result in any material adverse change in the condition (financial or other), business, management of affairs, business prospects, results of operations, income, shareholders' equity, net worth or properties of the Company and its Subsidiaries taken as a whole, or which question the validity of the capital stock of the Company or any of the Subsidiaries or would prevent consummation of the transactions contemplated hereby; nor are there any such actions, suits or proceedings against the Company or any of the Subsidiaries related to consumer protection, distribution, rental and sales, or environmental matters or matters related to discrimination on the basis of age, sex, religion or race; and (ii) no labor dispute or disturbance by the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is threatened which might be expected to materially adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company or any of the Subsidiaries, taken as a whole.

                  (n) There is no contract or other document which is required by the Act or by the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which has not been so described or filed as required, and each contract or document which has been described in the Registration Statement has been described accurately and presents fairly the information required to be described and each such contract or document which is filed as an exhibit to the Registration Statement or is an Incorporated Document is and shall be in full force and effect at the Closing Date or shall have been terminated in accordance with its terms as set forth in the Registration Statement and Prospectus or any Incorporated Document, and no party to any such contract has given notice to the Company of the cancellation of or, to the knowledge of the Company, has threatened to cancel any such contract, and except as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), the Company is not in default thereunder.

                  (o) Neither the Company nor any of the Subsidiaries owns any real property. The Company and each of its Subsidiaries has good title to all of its personal property (tangible and intangible) and assets, including any licenses, trademarks and copyrights, described in the Registration Statement or Prospectus as owned by it, free and clear of all security interests, liens, charges, mortgages, encumbrances and restrictions other than as described in the Registration Statement and Prospectus or which are not material in amount. The leases, subleases and licenses under which the Company and its Subsidiaries are entitled to lease, hold or use any real or personal property are valid, subsisting and enforceable only with such exceptions as are not material and do not interfere with the use of such property made or proposed to be made by the Company or any of its Subsidiaries, and all rentals, royalties or other payments accruing thereunder which become due prior to the date of this Agreement have been duly paid and neither the Company, nor any of its Subsidiaries, nor, to the Company's best knowledge, any other party is in


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                           default in respect of any of the terms or provisions
                           of any such leases, subleases and licenses, and no claim of any sort has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any such leases, subleases or licenses affecting or questioning the rights of the Company or any of its Subsidiaries to the continued use or enjoyment of the rights and property covered thereby, in each case, except as disclosed in the Registration Statement or the Prospectus. Neither the Company nor any of its Subsidiaries has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company and its Subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as now conducted as set forth in the Registration Statement and the Prospectus.

                  (p) The Company and each of its Subsidiaries has filed with the appropriate federal, state and local governmental agencies, and all appropriate foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns and all assessments received by them to the extent that the same have become due (except for such as are being contested in good faith); and the provisions for income taxes payable, if any, shown on the financial statements included or incorporated by reference in the Registration Statement are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, neither the Company nor any Subsidiary has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and since January 1, 1997, no claims for assessment or collection of taxes have been asserted against the Company or any Subsidiary.

                  (q) The Company and its Subsidiaries maintain insurance, which is in full force and effect, including but not limited to personal injury and product liability insurance and insurance covering all personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. The Company and its Subsidiaries maintain insurance in amounts as are commercially reasonable and consistent with those maintained by companies engaged in the same or similar businesses located in their geographic area. The Company is not aware of any facts or circumstances which would require it or any of its Subsidiaries to notify its insurers of any claim of which notice has not been made or will not be made in a timely manner. To the best knowledge of the Company, there are no facts or circumstances under any existing insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any existing valid claim of the Company or any of its Subsidiaries under such policy or bond.



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                  (r)      Except as described in the Registration Statement and
                           the Prospectus (including any amendment or supplement thereto), (i) each of the Company and its Subsidiaries owns or otherwise possesses adequate, enforceable rights to use, without material restriction, all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights, trade secrets, confidential information, processes and formulations (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, works of authorship, computer programs and technical data and information which are used or proposed to be used in the conduct of its business as described in the Prospectus
                           (collectively, the "Intangibles"); (ii) neither the Company nor any of its Subsidiaries has infringed or is infringing upon the rights of others with respect to the Intangibles; (iii) the Company has not received any notice of conflict with the asserted rights of others with respect to the Intangibles which could, singly or in the aggregate, materially adversely affect the business as presently conducted or the prospects, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, and the Company knows of no basis therefor; (iv) to the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company or any of its Subsidiaries, except for such instances which are not expected to have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries taken as a whole; (v) neither the Company nor any of its Subsidiaries is obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, the Intangibles with respect to the use thereof or in connection with the conduct of its business or otherwise. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intangibles in all material aspects.

                  (s) Neither the Company nor any of its affiliates has incurred any liability for, nor is there is any outstanding claim for services in the nature of, a finder's fee or similar fee in connection with the transactions herein contemplated.

                  (t) No officer or director of the Company, or any affiliate (as such term is defined in Rule 405 promulgated under the Rules and Regulations) of any such officer or director, has taken, and each officer or director has agreed that he will not take, directly or indirectly, any action designed to constitute or which has constituted or which might reasonably be expected to cause or result in the stabilization of the price of the Common Stock or a violation of Regulation M of the Rules and Regulations or in a manipulation of the price of any security issued by the Company.

                  (u) Except as disclosed in or contemplated by the Registration Statement or the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had since January 1, 1997, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells products which are furnished or sold or are proposed to be furnished or sold by the Company, or
                           (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. There are no existing agreements, arrangements, or transactions, between or among the Company and any officer, director of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities which are required to be described in the Registration Statement and which are not so described.

                  (v) The minute books of the Company have been made available to the Underwriters and contain a fair summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all respects.

                  (w) The Company is not aware of any bankruptcy, labor disturbance or other event affecting any of its principal suppliers or customers which could materially adversely affect the condition, financial or otherwise, prospects, business or results of operations of the Company and its Subsidiaries taken as a whole.

                  (x) The Common Stock and the other securities of the Company conform to the descriptions thereof included or incorporated by reference in the Registration Statement and the Prospectus; the authorized, issued and outstanding shares of Common Stock will be set forth in the Prospectus Supplement under the caption "Description of Capital Stock"; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the outstanding options and warrants to purchase Common Stock have been duly authorized and validly issued and constitute the valid and binding obligations of the Company, enforceable in accordance with their terms; the holders of the outstanding Common Stock are not subject to personal liability for obligations of the Company solely by reason of being stockholders; and none of such outstanding shares of Common Stock or warrants or options to purchase Common Stock were issued in violation of the pre-emptive rights of any stockholder of the Company. The offers and sales of the outstanding Common Stock and outstanding options and warrants to purchase Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements. Except as disclosed in the Registration Statement and Prospectus, on the Closing Date there will be no outstanding options or warrants for the purchase of, or other outstanding rights to purchase or acquire, Common Stock or securities convertible or exchangeable into Common Stock. No holder of any securities of the Company has any rights, "demand", "piggyback" or otherwise to have such securities registered under the Act.

                  (y) The issuance and sale of the Shares have been duly authorized and, upon delivery against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The Shares will not be subject to pre-emptive rights of any stockholder of the Company.

                  (z) The issuance and sale of the Warrant Shares have been duly authorized, and, when duly delivered against payment therefor as contemplated by the Underwriters' Warrants Agreement, such Warrant Shares will be validly issued, fully paid and non-assessable, and will conform to the description thereof contained or incorporated by reference in the Registration Statement and the Prospectus. Holders of Warrant Shares issuable upon the exercise of the Underwriters' Warrants will not be subject to personal liability solely by reason of being such holders. Neither the Underwriters' Warrants nor the Warrant Shares issuable upon exercise thereof will be subject to pre-emptive rights of any stockholder of the Company. The Company has reserved a sufficient number of shares of Common Stock from its authorized but unissued Common Stock for issuance upon exercise of the Underwriters' Warrants in accordance with the provisions of the Underwriters' Warrant Agreement. The Underwriters' Warrants conform to the description thereof contained in the Prospectus.

                  (aa) Neither the Company or any Subsidiary, nor any officer, director or other agent of the Company or any Subsidiary, has, acting on behalf of the Company or any Subsidiary, at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, Federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or
                           (iii) made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Prospectus. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt & Practices Act of 1977, as amended.

                  (bb) The Company is not an "Investment Company" or a company "controlled" by an "investment Company," within the meaning of the Investment Company Act of 1940, as amended.

                  (cc) The employment, consulting, confidentiality and non-competition agreements between the Company and its officers, employees and consultants which have been filed as exhibits to the Registration Statement or to any of the Incorporated Documents are binding and enforceable obligations upon the respective parties thereto in accordance with their terms, except to the extent that (i) enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, (ii) the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought, and (iii) such obligations are found by a court to violate public policy or to be unenforceable by reason of applicable state statutes, or case law.

                  (dd) Except as disclosed in the Registration Statement and the Prospectus, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974.

                  (ee) Except as disclosed in the Registration Statement and the Prospectus, there are no voting or other shareholder agreements between the Company and any shareholders of the Company or between or by and among any shareholders of the Company.

                  (ff) The Company has filed a registration statement on Form 8-A with respect to its Common Stock under
                           Section 12(b) of the Exchange Act, and such registration statement has been declared effective by the SEC. The Company has filed an additional listing application with respect to the Shares with the AMEX and such listing application has been approved by the AMEX.

                  (gg) Each of the Company and its Subsidiaries is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. To the Company's knowledge, there are no pending investigations involving the Company or any of its Subsidiaries, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's best knowledge, threatened against or involving the Company or any of its Subsidiaries or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its Subsidiaries.

                  (hh) The Shares have been approved for listing on the AMEX.

                  (ii) The Company and its Subsidiaries have not since December 31, 1999 incurred, and will not incur, additional significant operating expenses or costs to ensure that its software, hardware and information systems will continue to be year 2000 compliant.

                  (jj) The Company has provided to Blank Rome Tenzer Greenblatt LLP, counsel to the Underwriters ("Underwriters' Counsel"), all agreements, certificates, correspondence and other items, documents and information requested by such counsel's Corporate Review Memorandum dated February 15, 2000.

                  (kk) Any certificate signed by an officer of the Company in his capacity as such and delivered to the Underwriters or the Underwriters' Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (ll) Each of the Company and its Subsidiaries is and has been doing business in material compliance with all authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, and local laws, Rules and Regulations; and each of the Company and its Subsidiaries has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company and its Subsidiaries taken as a whole

         2. Purchase, Delivery and Sale of the Shares and the Underwriters' Warrants.

                  (a) Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, and agreements herein contained, the Company hereby agrees to sell the Shares to the Underwriters, and the Underwriters agree to purchase the Shares from the Company, at a net purchase price of $2.76 per share (net of commissions) as follows:


                  Starr Securities, Inc.                   1,400,000 Shares

                  GunnAllen Financial, Inc.                  600,000 Shares
                                                           ----------------

                  Total                                    2,000,000 Shares

                  On the Closing Date, as hereinafter defined, the Shares will be delivered by the Company to the Underwriters against payment of the purchase price by the Underwriters to the Company by wire transfer of immediately available funds. Delivery of the Shares against payment therefor shall take place at the offices of the Underwriters in New York, New York, at 10:00 a.m., local New York Time, on April 19, 2000 or at such other location, time and date as the Underwriters and the Company may agree in writing, such time and date of payment and delivery for the Shares being herein called the "Closing Date." The parties acknowledge and agree that the Shares shall be maintained in book-entry-only form, and that each will use its best efforts to comply with the procedures of the DTC. The Shares to be purchased hereunder shall be registered in such names and in such denominations as the Underwriters shall request prior to 1:00 P.M., New York City time, on the second business day preceding the Closing Date.

                  (b) On the Closing Date, the Company will sell the Underwriters' Warrants to the Underwriters or to the Underwriters' designees (which shall be limited to officers and partners of the Underwriter, members of the selling group and/or their officers or partners (collectively, the "Underwriters' Designees")). The Underwriters' Warrants will be in the form of, and in accordance with, the provisions of the Underwriters' Warrant attached as Exhibit A to this Agreement. The aggregate purchase price for the Underwriters' Warrants is forty-eight dollars ($48.00). The Underwriters' Warrants will be restricted from sale, transfer, assignment or hypothecation for a period of one (1) year from the Closing Date, except to the Underwriters' Designees. Payment for the Underwriters' Warrants will be made to the Company by check or checks payable to its order on the Closing Date against delivery of the certificates representing the Underwriters' Warrants. The certificates representing the Underwriters' Warrants will be in such denominations and such names as the Underwriters may request prior to the Closing Date.

                  The information set forth on the cover page concerning the Underwriters and under the caption "Underwriting" or otherwise specifically relating to the Underwriters in the Prospectus (including any amendment or supplement thereto) relating to the Shares filed or proposed to be filed by the Company (insofar as such information relates to the Underwriter) constitutes the only information furnished by the Underwriters to the Company for inclusion therein, and the Underwriters represent and warrant to the Company that the statements made therein are correct and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. Public Offering by Underwriter. The Underwriters agree to cause the Shares to be offered to the public initially at the price and under the terms set forth in the Prospectus Supplement to be filed by the Company with the Commission on or after the effective date of this Agreement. The Underwriters may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus Supplement. The Underwriters agree to notify the Company in writing when the offering is first made and when it is completed. After the completion of the initial public offering, the public offering price, the concessions and the reallowance may be changed by the Underwriters.

         4. Agreements of the Company. The Company covenants and agrees with the Underwriters that:

                  (a) The Company will prepare a Prospectus Supplement setting forth the number of Shares covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Shares are being issued, the name of the Underwriters and the number of Shares which the Underwriters have agreed to purchase, the price at which the Shares are to be purchased by the Underwriters from the Company and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Shares and file the Prospectus Supplement in a form approved by the Underwriters pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the date of the determination of the offering price of the Shares. Prior to the Closing Date, the Company will not file any amendment or supplement to the Registration Statement or the Prospectus, (i) which shall not have been previously submitted to, and approved by, the Underwriters or counsel for the Underwriters a reasonable time prior to the filing thereof, such approval not to be unreasonably withheld or delayed (ii) to which the Underwriters or counsel for the Underwriters shall have reasonably objected in writing as not being in compliance with the Act or the Rules and Regulations, or (iii) which is not in compliance with the Act or the Rules and Regulations.

                  (b) The Company will notify the Underwriters promptly after it shall have received notice of the time when any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed, and of the receipt of any comments of the Commission with respect thereto.

                  (c) The Company will advise the Underwriters promptly of any request of the Commission for an amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any judgment, order, injunction or decree preventing or suspending the use of any Prospectus, or of the institution of any proceedings for any of such purposes, of which it has knowledge, and will use its best efforts to prevent the issuance of any stop order, and, if issued, to obtain as promptly as possible the lifting thereof.

                  (d) If at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to counsel for the Underwriters, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

                  (e) Within the time during which the Prospectus is required to be delivered under the Act, or pursuant to the undertakings of the Company in the Registration Statement, the Company will comply, at its own expense, with all requirements imposed upon it by the Act, the Rules and Regulations, the Exchange Act or the Rules and Regulations of the Commission promulgated under the Exchange Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Shares.

                  (f) The Company will furnish to the Underwriters, without charge, a signed copy of the Registration Statement and of any amendment or supplement thereto which has been filed prior to the date of this Agreement, together with two (2) copies of each exhibit filed therewith and of each of the Incorporated Documents, and five (5) conformed copies of such Registration Statement and as many amendments thereto (unsigned and exclusive of exhibits) as the Underwriters may reasonably request. The signed copies of the Registration Statement so furnished to the Underwriters will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified or reviewed any parts thereof.

                  (g) The Company will deliver to the Underwriters, without charge, copies of the Prospectus and, as soon as they are available, and from time to time thereafter, copies of each amended or supplemented Prospectus, and the number of copies to be delivered in each such case will be such as the Underwriters may reasonably request. The Company authorizes the Underwriters and dealers to use the Prospectus in connection with the sale of the Shares, for such period as, in the opinion of counsel for the Underwriters, delivery of the Prospectus is required to comply with the applicable provisions of the Act and the Rules and Regulations.

                  (h) The Company will cooperate with the Underwriters and Underwriters' Counsel in connection with the registration or qualification of the Shares for offer and sale under the blue sky or securities laws of such states or other jurisdictions as the Underwriters or counsel for the Underwriters may designate (provided that such states or jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process) and to continue such qualifications in effect so long as may be required for the purposes of the distribution of the Shares, all at the Company's expense. In each state or jurisdiction where the Company shall qualify the Shares as above provided, the Company will prepare and file such statements or reports as may be required by the laws of such state or jurisdiction, and the Underwriters shall, upon the written request of the

                           Company, supply the Company with all information known to the Underwriters and required to be included in such statements or reports.

                  (i) During the period of two years from the date of this Agreement, the Company, at its expense, shall furnish the Underwriters with a copy of each report mailed to stockholders of the Company, concurrently with such mailing, and a copy of each report or document, including, without limitation, reports on Form 8-K, 10-K (or 10-KSB), 10-Q or 10-QSB and exhibits thereto, filed or furnished by the Company pursuant to the Exchange Act to the Commission, any securities exchange or the NASD promptly following the date on which each such report or document is so filed or furnished.

                  (j) For a period of five (5) years from the Closing Date, the Company shall promptly submit to the Underwriters copies of all accountants' management reports and similar correspondence between the Company and its independent public accountants.

                  (k) For a period of five (5) years from the Closing Date, as and to the extent required under the applicable Rules and Regulations of the Commission under the Exchange Act, the Company, at its expense, shall cause its then independent certified public accountants, to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q (or 10-QSB) quarterly report (or other equivalent report) and the mailing of quarterly financial information to stockholders.

                  (l) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders in accordance with Section 11 (a) of the Act an earnings statement of the Company meeting the requirements of Rule 158(a) under the Act covering a period of at least 12 months beginning after the Effective Date, and advise the Underwriters that such statement has been so made available.

                  (m) The Company will apply the net proceeds ("Proceeds") it realizes from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement to be filed with the Commission. Except as set forth in such Prospectus Supplement, no portion of the net proceeds from the sale of the Shares will be used to repay any indebtedness.

                  (n) The Company, on the Closing Date, will sell to Starr Securities and GunnAllen the Underwriters' Warrants (to be divided in such amounts as determined by Starr Securities) according to the terms specified in
                           Section 2 (d) hereof. The Company has reserved and shall continue to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Underwriters' Warrants.

                  (o) For a period of two (2) years from the Closing Date, the Company agrees that it will maintain insurance in full force and effect of the types and in the amounts which are customary for similarly situated companies, including but not limited to, personal injury and product liability insurance and insurance covering all personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

                  (p) During the course of the distribution of the Shares, the Company will not take, directly or indirectly, any action designed to or which might, in the future, reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.

                  (q) The Company will use its best efforts, at its cost and expense, to take all necessary and appropriate action to maintain the listing of the Shares on the AMEX or on the NASDAQ automated quotation system and maintain such listing for as long as the Shares are qualified.

                  (r) On the Closing Date, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares will have been fully paid by the Company and all laws imposing such taxes will have been fully complied with.

                  (s) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Date, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any adverse change in the condition (financial or other), business, operations, prospects, income, net worth or properties, including any loss or damage to the properties of the Company (whether or not such loss is insured against), which could adversely affect the condition (financial or other), business, operations, prospects, income, net worth or properties of the Company and the Subsidiaries, taken as a whole; and (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities.

                  (t) The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets;
                           (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) For a period of three (3) years from the Closing Date, management of the Company shall provide the Board of Directors, on an annual basis, with an internal budget for the next fiscal year, which budget must be approved by the Board of Directors.

                  (v) Except as set forth under the caption "Use of Proceeds" in the Prospectus (including any supplement thereto) or otherwise consented to by the Underwriters, no proceeds from the sale of the Shares will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any current or former employees or consultants or any affiliates thereof or to pay off any other outstanding debt other than current trade payables which arose in the ordinary course of business.

                  (w) The Company agrees that for so long as the Common Stock is registered under the Exchange Act, the Company will hold an annual meeting of stockholders for the election of directors and will provide the Company's stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by applicable rules under the Exchange Act and shall be included in an annual report pursuant to the requirements thereof.

         5. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls either of the Underwriters within the meaning of the Act against any losses, claims, damages, expenses or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorney's fees), to which the Underwriters or any such controlling person may become subject, under the Act or otherwise, but only as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for use in the preparation thereof; (ii) if the Underwriters failed to deliver a Prospectus within the time required by the Act to the claimant seeking damages from the Company or (iii) if a material misstatement or omission was corrected by the Company in an amended or supplemented Prospectus and the Underwriters failed to deliver such amended or supplemented Prospectus to the claimant seeking damages from the Company. The information set forth on the cover page concerning the Underwriters and under the caption "Underwriting" or otherwise specifically relating to the Underwriters in the Registration Statement shall be deemed to have been furnished to the Company by the Underwriters for purposes hereof. This indemnity will be in addition to any liability which the Company may otherwise have.

                  (b) Each of the Underwriters agrees that it will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, expenses or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorney's fees), joint or several, to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, but only as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriters specifically for use in the preparation thereof, provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall (i) only relate to any untrue statement or alleged untrue statement or any omission or alleged omission which applies to such Underwriter and (ii) be limited in amount to the net proceeds received by the Company from such Underwriter. The information set forth on the cover page concerning the Underwriters and under the caption "Underwriting" or otherwise specifically relating to the Underwriters in the Registration Statement shall be deemed to have been furnished to the Company by the Underwriters for purposes hereof. This indemnity will be in addition to any liability which the Underwriters may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than solely pursuant to this Section 5. In case any such action is brought against any indemnified party, which notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may choose, jointly with any other indemnifying party similarly notified, reasonably assume the defense thereof. Subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall have a default judgment entered against it or shall settle such action without the consent of the indemnified party. The indemnified party shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if
                           (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the named parties to such action (including any impleaded parties) include both the indemnified and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party), or (iii) the professional competence of the counsel to be employed by the indemnifying party is not reasonably acceptable to the indemnified party. No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. The indemnifying party shall not be liable to indemnify the indemnified party for any settlement of any action effected without the indemnifying party's prior written consent to any such settlement, which consent shall not be unreasonably withheld.

         6. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriters make a claim for indemnification pursuant to Section 5 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 5 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriters, then the Company and the Underwriters shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
fees) in either such case (after contribution from others) in such proportions such that the Underwriters shall be responsible in the aggregate for that portion of such losses, claims, damages or liabilities determined by multiplying the total amount of such losses, claims, damages or liabilities by the difference between the public offering price of the Shares and the purchase price of the Shares to such Underwriters and dividing the product by the public offering price of the Shares, and the Company shall be responsible for that portion of such losses, claims, damages or liabilities determined by multiplying the total amount of such losses, claims, damages or liabilities by the purchase price of the Shares to the Underwriters and dividing the product thereof by the public offering price of the Shares. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriters. As used in this Section 6, the term "Underwriter" includes any person who controls either of the Underwriters within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this Section 6 is not permitted by law, then the Underwriters shall be entitled to contribution from the Company, its officers, directors and controlling persons to the fullest extent permitted by law. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 6, or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         7. Survival of Agreements etc. All statements contained in any schedule, exhibit or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties, indemnities and agreements made by the parties to this Agreement or pursuant hereto shall remain in full force and effect and will survive delivery of and the payment for the Shares, for a period of three years from the date hereof, except that, if a party hereto has actual knowledge at the time of the Closing Date of facts which would constitute a breach of the representations and warranties contained herein, such breaches shall be waived by such party if such party consummates the transactions contemplated by this Agreement.

         8. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

                  (a) All filings required by Rules 424 and 430A under the Act shall have been timely made, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or be pending or, to the knowledge of the Company or the Underwriters, contemplated or threatened by the Commission; and any request by the Commission for additional information to be included in the Registration Statement or the Prospectus or otherwise shall have been complied with to the satisfaction of counsel for the Underwriter; and qualification under the securities laws of such states as the Underwriters may designate of the issue and sale of the Shares upon the terms and conditions herein set forth or contemplated and containing no provision unacceptable to the Underwriters shall have been secured; and no stop order shall be in effect denying or suspending effectiveness of such qualifications, nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such laws. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                  (b) No amendment to the Registration Statement or the Prospectus to which the Underwriters or counsel for the Underwriters shall have reasonably objected, after having received reasonable notice of a proposal to file the same, shall have been filed.

                  (c) The Underwriters shall not have discovered and disclosed to the Company prior to the Closing Date that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the reasonable opinion of counsel for the Underwriters, is material, or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (d) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus (including any supplement thereto) and on and prior to the Closing Date, except as disclosed in or contemplated by the Registration Statement and Prospectus (including any supplement thereto), (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any adverse change in the condition (financial or other), business, management of affairs, business prospects, results of operations, income, shareholders' equity, net worth or properties, including any loss or damage to the properties of the Company (whether or not such loss is insured against), which could reasonably be expected to adversely affect the condition (financial or other), business, management of affairs, business prospects, results of operations, income, shareholders' equity, net worth or properties of the Company and the Subsidiaries, taken as a whole; and
                           (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Stock or its other securities or redeemed or repurchased any of its Common Stock or other securities.

                  (e) The Underwriters shall have received from KPMG LLP, two signed certificates or letters, one dated and delivered on the date hereof and one dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters, stating that:

                  (i)          they are independent certified public accountants
                           with respect to the Company within the meaning of the Act and the Rules and Regulations, and no disclosure under Item 13 of the Registration Statement is required insofar as it relates to them;

                  (ii)         the financial statements included or incorporated
                           by reference in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to Registration Statements on Form S-3 and that the Underwriters may rely upon the opinion of such firm with respect to the financial statements and supporting schedules included in the Registration Statement;

                  (iii)        on the basis of inquiries and procedures
                           conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of the Company (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters, reviews of minutes of all meetings of the shareholders, the Board of Directors and any committees of the Board of Directors of the Company, as set forth in the minute books of the Company, and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

                  (A)          during the period from the date of the latest
                           financial statements of the Company appearing in the Incorporated Documents and incorporated by reference in the Registration Statement and Prospectus to a specified date not more than three business days prior to the date of such letter, there has been any decreases in net current assets or net assets change in the Common Stock or other securities of the Company (except as specifically disclosed in such certificates or letters), any decreases in shareholders equity or working capital or any increases in net current liabilities, net liabilities or long-term debt in each case as compared with amounts shown in such financial statements; and any decrease in revenues or in the total or per share amounts of income before extraordinary items or net income or loss, or any other material change in each case as compared with the corresponding period in the preceding year or any change in the capitalization or long term debt of the Company, except in each case for increases, changes or decreases which the Prospectus discloses have occurred or will or may occur.

                  (B)          the unaudited interim financial statements of the
                           Company, if any, appearing in the Incorporated Documents and incorporated by reference in the Registration Statement and the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles and practices on a basis substantially consistent with the audited financial statements included in the Registration Statement or the Prospectus;

                  (iv)         On the basis of certain procedures specified by
                           the Underwriters and described in their letter, they have compared specific dollar amounts, numbers of shares, percentages of revenue and earnings and other information (to the extent they are contained in or derived from the accounting records of the Company, and excluding any questions of legal interpretations) included in the Incorporated Documents and incorporated by reference in the Registration Statement and Prospectus with the accounting records and other appropriate data of the Company and have found them to be in agreement.

                  (f) At the Closing Date, the Underwriters shall have received from O'Melveny & Myers LLP, counsel for the Company ("Company Counsel"), signed opinions dated as of the Closing Date, in the forms attached hereto as Exhibit B.

                  (g) The Underwriters shall have received a certificate, dated and delivered as of Closing Date, of the Chief Executive Officer, the Chief Financial Officer and Secretary of the Company stating that:

                  (i)          The Company has complied with all the agreements
                           and satisfied all the conditions on their respective part to be performed or satisfied hereunder at or prior to such date, including but not limited to the agreements and covenants of the Company set forth in
                           Section 4 hereof.

                  (ii)         No stop order suspending the effectiveness of the
                           Registration Statement has been issued nor, to the Company's knowledge after inquiry of the Commission, have any proceedings for that purpose have been instituted or are pending, contemplated or threatened under the Act.

                  (iii)        Such officers have carefully examined the
                           Registration Statement and the Prospectus and any supplement or amendment thereto, each of which contains all statements required to be stated therein or necessary to make the statements therein not misleading and does not contain any untrue statement of a material fact, and since the Effective Date there has occurred no event required to be set forth in the amended or supplemented Prospectus which has not been set forth.

                  (iv)         As of the date of such certificate, the
                           representations and warranties contained in Section 1 hereof are true and correct in all material respects as if such representations and warranties were made in their entirety on the date of such certificate, and the Company has complied with all its agreements herein contained as of the date hereof.

                  (v)          Subsequent to the respective dates as of which
                           information is given in the Registration Statement and Prospectus, and except as contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent (other than in the ordinary course of business), or entered into any material transactions and there has not been any change in the Common Stock or funded debt of the Company or any material adverse change in the condition (financial or other), business, operations, income, net worth, properties or prospects of the Company and its Subsidiaries, taken as a whole, except for such changes as are contemplated by, or disclosed in the Prospectus.

                  (vi)         Subsequent to the respective dates as of which
                           information is given in the Registration Statement and the Prospectus, the Company shall have not sustained any material loss of or damage to its properties, whether or not insured, and since such respective dates, no dividends or distributions whatever shall have been declared or paid, or both, on or with respect to any security (except interest in respect of loans) of the Company.

                  (vii)        Neither the Company nor any of its officers or
                           affiliates shall have taken, and the Company, its officers and affiliates will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Shares.

                  (viii)       No action, suit or proceeding, at law or in
                           equity, which may (A) result in the imposition of damages or penalties against, or payments by, the Company in excess of $50,000 or (B) materially adversely affect the operation of the Company's business shall be pending or, to the knowledge of such officers, threatened against the Company, or affecting any of its properties, before or by any commission, board or other administrative agency, except as otherwise disclosed in the Registration Statement or the Prospectus.

                  (h) Neither the Company nor any of its officers or affiliates shall have taken, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Shares.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have lost any significant customers or been advised that it may lose any such significant customers.

                  (j) On the Closing Date, the Company shall not be a party to, or be involved in, any arbitration, litigation (except as set forth in the Registration Statement) or governmental proceeding, which is then pending, or, to the knowledge of the Company, threatened, of a character which is required to be disclosed in the Registration Statement or which may be reasonably expected to materially and adversely affect the condition (financial or other), business, management of affairs, business prospects, results of operations, income, shareholders' equity, net worth or properties of the Company and its Subsidiaries taken as a whole.

                  (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have sustained any loss on account of fire, flood, accident, or other calamity, whether or not covered by insurance, which, in the sole judgment of the Underwriters materially adversely affects the business of the Company.

                  (l) At the Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects with the same effect as if made on and as of the Closing Dates, and the Company shall have performed, in all material respects, all its obligations due to be performed prior thereto; (ii) the Registration Statement and the Prospectus and any amendment or supplement thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and conform in all material respects to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the date as of which information is given in the Registration Statement and the Prospectus, no material adverse change in the condition, business, operations, properties, business prospects, securities, long-term or short-term debt or general affairs of the Company and its Subsidiaries taken as a whole from that set forth in the Registration Statement or the Prospectus, except changes which the Registration Statement and the

                           Prospectus indicate will occur on or prior to such Closing Date, and the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to in the Registration Statement and the Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding, at law or in equity, shall be pending or threatened against the Company which might be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding might materially adversely affect the condition, business, operations, properties, prospects or general affairs of the Company.

                  (m) No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, for any member firm of the NASD to execute transactions (as principal or as agent) in the Shares, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the best of the Underwriters' or the Company's knowledge, shall be contemplated by the Commission or the NASD.

                  (n) The Company meets the current and any existing and proposed criteria for inclusion of the Shares on AMEX.

                  (o) All proceedings taken at or prior to the Closing Date in connection with the authorization, issuance and sale of the Shares shall be reasonably satisfactory in form and substance to the Underwriters and to Underwriters' Counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the matters referred to in this Section 8 hereof and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any covenants of the Company, or the compliance by the Company with any of the conditions herein contained.

                  (p) The Company shall have executed and delivered the Underwriters' Warrants.

         9. Termination. This Agreement may be terminated by the Underwriters, in their absolute discretion, by notice to the Company (i) if, prior to the Closing Date, the Company shall have failed or refused to fully comply with any of the provisions of this Agreement on its part to be performed prior thereto, or if any of the agreements, conditions, covenants, representations or warranties of the Company herein contained are not correct or shall not have been performed or fulfilled within the times specified; (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange will have been suspended; (iii) limited or minimum prices will have been established on either such Exchange or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD;
(iv) a banking moratorium will have been declared either by federal or New York State authorities; (v) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities, will be established by either of such Exchanges, by the Commission by any other federal or state agency, by action of the Congress or by Executive Order; (vi) the Company will have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; (vii) any action has been taken by the Government of the United States or any department or agency thereof which, in the sole judgment of the Underwriters, has had a material adverse effect upon the general market for securities; (viii) if, prior to the Closing Date there shall have occurred the outbreak of any war or any other event or calamity which, in the sole judgment of the Underwriter, materially disrupts the financial markets of the United States; (ix) if trading of any securities of the Company shall have been suspended, halted or delisted on any exchange or in any over-the- counter market or by the Commission; or (x) if, prior to the Closing Date, any materially adverse change shall have occurred in the sole judgment of the Underwriter, since the date as of which information is given in the Registration Statement and the Prospectus, in the financial condition, business, prospects, operations, properties or obligations of the Company and its Subsidiaries taken as a whole. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of
Section 6, 7 and 10 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         10. Expenses.

                  (a) Whether or not the offering is consummated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing, (i) the preparation, printing, filing, and copying of the Registration Statement, Prospectus, this Agreement, the Selected Dealer Agreement, and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriters in such quantities as reasonably requested by the Underwriters and the costs of mailing Prospectuses to offerees and purchasers of the Shares; (ii) the printing, engraving, issuance and delivery of certificates representing the Shares, including any transfer or other taxes payable thereon; (iii) the registration or qualification of the Shares under state securities or "blue sky" laws, in accordance with the provisions of Section 10(c) below and the cost of printing and mailing the "blue sky Survey"; (iv) all reasonable fees and expenses of the Company's counsel and accountants; (v) all NASD filing fees in connection with the offering; (vi) all costs and expenses of any listing of the Shares on the AMEX, NASDAQ or any other stock exchange; (vii) all costs and expenses of preparing four (4) bound volumes to be provided to the Underwriters of all documents, paper exhibits, correspondence and records forming the materials included in the offering;(viii) the cost of "tombstone" advertisements to be placed in one or more daily or weekly periodicals as the Underwriters may request (up to a maximum of $10,000); (ix) the cost of printing and mailing the Selected Dealer Agreement and (ix) all other costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement. The obligations of the

                           Company under this subsection (a) shall survive any termination or cancellation of this Agreement.

                  (b) In addition to the Company's responsibility for payment of the foregoing expenses, the Company shall, if the offering is closed, pay to the Underwriters a non-accountable expense allowance equal to 1 7/8% of the gross proceeds of the offering. The non-accountable expense allowance due shall be paid at the Closing Date. The Underwriters hereby acknowledge prior receipt from the Company of $10,000, which amount shall be applied to the non-accountable expense allowance due when and if the offering is closed. If the offering is not consummated because the Underwriters elect to terminate this Agreement in accordance with Section 9 hereof, then the Company shall reimburse the Underwriters in full for its actual out-of-pocket expenses (including, without limitation, the fees and disbursements of its counsel) up to the aggregate sum of seventy-five thousand dollars ($75,000), against which sum shall be applied the $10,000 previously paid on account. If the Company decides not to proceed with the offering for any reason, and subsequently engages in any public offering, private placement, merger, acquisition, joint venture or similar transaction with any entity within 12 months after the Company notifies the Underwriters of its decision not to proceed, the Underwriters shall be entitled to receive from the Company a cash fee equal to five percent (5%) of the consideration paid or received by the Company in connection with such transaction.

                  (c) The Underwriters shall determine and notify the Company prior to the Closing Date in which states or jurisdictions the Shares shall be registered or qualified for sale. The Company shall be responsible for the cost of state registration or qualification, including the filing fees (which filing fees are payable to Underwriters' counsel in advance of such filings) and the legal fees and disbursements of Underwriters' counsel in connection with obtaining such registration or qualification.

         11. Notices. Any notice hereunder shall be in writing, unless otherwise expressly provided herein, and if to the respective persons indicated, will be sufficient if mailed by certified mail, return receipt requested, postage prepaid, or hand delivered, and confirmed in writing or by telecopier, addressed as respectively indicated or to such other address as will be indicated by a written notice similarly given, to the following persons:

                  (a)      If to the Underwriters - addressed to (i) each of:
                           Starr Securities, Inc., 60 Broad Street, New York, New York 10004, Attn.: Martin Vegh and GunnAllen Financial Inc., 1715 Westshore Blvd. Suite 775, Tampa, Florida 33607, Attn: Howard Davis, with a copy to Blank Rome Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174, Attention: James Martin Kaplan, Esq.

                  (b) If to the Company - addressed to NTN Communications, Inc., The Campus, 5966 La Place Court, Carlsbad, California 92008, Attn: Kendra Berger, with a copy to O'Melveny & Myers LLP, 610 Newport Center Drive, Newport Beach, California 92660, Attention:
                           Thomas L. Leary, Esq.

                  Notice shall be deemed delivered upon receipt.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, corporation or other entity other than the persons, corporations and other entities mentioned in the preceding sentence any legal or equitable right, remedy, or claim under or in respect to this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other persons; except that the representations, warranties and indemnities of the Company contained in this Agreement will also be for the benefit of the directors and officers of the Underwriters and any person or persons who control any of the Underwriters within the meaning of Section 15 of the Act, and except that the indemnities of the Underwriters will also be for the benefit of the directors and officers of the Company and any person or persons who control the Company within the meaning of Section 15 of the Act. No purchaser of any of the Shares from the Underwriters will be deemed a successor or assign solely because of such purchase.

         13. Finders and Holders of First Refusal Rights.

                  (a) The Company hereby represents and warrants to the Underwriters that it has not paid any compensation for services as a finder in connection with any prior financing of the Company during the twelve-month period immediately preceding the date hereof and that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions. The Company further represents and warrants, no person holds a right of first refusal or similar right in connection with the proposed offering, and the Company hereby agrees to indemnify and hold harmless the Underwriters, its respective officers, directors, agents and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder or alleged holder of a right of first refusal or similar right in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Company.

                  (b) The Underwriters hereby represent and warrant to the Company that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions contemplated by this Agreement; and the Underwriters hereby agree, severally and not jointly, to indemnify and hold harmless the Company, its officers, directors and agents, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of such Underwriter.

         14. Applicable Law. This Agreement shall be a deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state applicable to contracts made and to be performed entirely within such State. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Company and the Underwriters further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

         15. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         16. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

         17. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Underwriters and the Company with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between them.

         18. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural, and vice versa.





                   [Balance of page intentionally left blank]

                  If the foregoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof, as of the day and year first above written, in the spaces provided below for that purpose, whereupon this letter with the Underwriters' acceptance shall constitute a binding agreement among us.

[SEAL]                                      Very truly yours,

                                            NTN COMMUNICATIONS, INC.
Attest:

         /s/ Kendra Berger                  By:      /s/ Stanley B. Kinsey
-------------------------------                 --------------------------------
Name:  Kendra Berger                            Name:  Stanley B. Kinsey
Title: Chief Financial Officer                  Title: Chief Executive Officer
         and Secretary                                 and Chairman of the Board

Confirmed and accepted on the
day and year first above written.

STARR SECURITIES, INC.


By:     /s/ Martin Vegh
     --------------------------
     Name:  Martin Vegh
     Title:  President


GUNNALLEN FINANCIAL INC.


By:       /s/ Howard Davis
     --------------------------
     Name:
     Title:

                                   SCHEDULE I

                                  Subsidiaries

1.       BUZZTIME.com, Inc., a Delaware corporation, is wholly-owned by NTN.

2.       IWN, Inc., a Delaware corporation, is wholly-owned by NTN.

3. IWN, L.P., a Delaware limited partnership, whose general partner is IWN, Inc.

4.       Tapco, Inc., a California corporation, is wholly-owned by NTN.

5. National Telecommunicator Network, Inc., a California corporation, is wholly-owned by NTN.

         The term "Subsidiary" shall be deemed to consist only of the Subsidiaries of the Company listed above for purposes of this Underwriting Agreement.

In addition to the Subsidiaries listed above, the Company holds a direct interest in LearnStar, Inc. and an indirect interest in eBet Limited.




                                      -1-